ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Supplement dated June 22, 2015,
 to the Prospectus dated April 27, 2015, as Supplemented May 20, 2015

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

1.	AZL® Morgan Stanley Mid Cap Growth Fund

At its meeting on June 16, 2015, the Board of Trustees considered and approved changes proposed by the Fund's Manager, Allianz Investment Management LLC, to the name and principal investment strategies of the AZL Morgan Stanley Mid Cap Growth Fund. As a result of these changes, the Fund will add a second subadviser and be re-named the AZL Multi-Manager Mid Cap Growth Fund. Accordingly, the following changes will be made to the Fund's prospectus, effective on or about September 21, 2015:
The name of the Fund will be changed to "AZL Multi-Manager Mid Cap Growth Fund."
The section Principal Investment Strategies of the Fund, starting on page 74 of the prospectus, will be deleted in its entirety and replaced with the following:
Principal Investment Strategies of the Fund
The Fund seeks to achieve its goal by investing in a combination of two subportfolios, or strategies, one of which is subadvised by J.P. Morgan Investment Management Inc., and the other of which is subadvised by Morgan Stanley Investment Management, Inc. The Manager generally makes equal allocations (approximately 50%) of the Fund's assets to each of the strategies. The investment results of the individual strategies will vary. The percentage allocations to the strategies will be monitored daily by the Manager and will generally not exceed plus or minus 3% of 50%. The Manager may recommend additional or different strategies for investment, without seeking the approval of shareholders.
The Fund as a whole normally will invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities (including common stocks, preferred stocks and other securities convertible into common stocks or other equity securities) of mid cap companies. For this purpose, the Fund considers mid cap companies to be those that, at the time of purchase, have market capitalizations within the range of the Russell Midcap Growth Index, which at December 31, 2014, was between $203.5 million and $32.7 billion.
The JPMorgan Mid Cap Growth Strategy
Under normal circumstances, at least 80% of the net assets allocated to the JPMorgan Mid Cap Growth Strategy will be invested in equity securities of mid cap companies, including common stocks and debt securities and preferred stocks that are convertible to common stocks. The Strategy will invest primarily in common stocks of mid cap companies which the subadviser believes are capable of achieving sustained growth.
Derivatives may be used as substitutes for securities in which the Strategy can invest. To the extent the Strategy uses derivatives, it primarily will use futures contracts to more effectively gain targeted equity exposure from its cash positions.
In managing the Strategy, the subadviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the subadviser believes will achieve above-average growth in the future. Growth companies include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth.
The subadviser may sell a security for several reasons. A security may be sold due to a change in the company's fundamentals or if the subadviser believes the security is no longer attractively valued. Investments may also be sold if the subadviser identifies a stock that it believes offers a better investment opportunity.
The Morgan Stanley Mid Cap Growth Strategy
Under normal circumstances, at least 80% of the net assets allocated to the Morgan Stanley Mid Cap Growth Strategy will be invested in common stocks and other equity securities of mid cap growth companies. The Strategy may also invest in preferred stocks and securities convertible into common stocks or other equity securities.
The Strategy seeks to invest in high quality companies that the subadviser believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Strategy typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The subadviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.
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The Strategy may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.
The Strategy may invest up to 25% of its total assets in securities of foreign companies, including emerging market securities.  The securities in which the Strategy may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars.
The Strategy may invest up to 10% of its total assets in real estate investment trusts (REITs).  The Fund may also invest in privately-placed and restricted securities.
The section Management, on page 76 of the prospectus, will be deleted in its entirely and replaced with the following:
Management
Allianz Investment Management LLC serves as the investment adviser to the Fund. Since September 21, 2015, Brian Muench, President of the Manager, is primarily responsible for determining allocations to each strategy.
J.P. Morgan Investment Management Inc. serves as the subadviser to the Fund for the JPMorgan Mid Cap Growth Strategy.  The portfolio manager for the JPMorgan Mid Cap Growth Strategy, since September 21, 2015, is Timothy Parton, Managing Director.
Morgan Stanley Investment Management, Inc. serves as the subadviser to the Fund for the Morgan Stanley Mid Cap Growth Strategy.  The portfolio managers for the Morgan Stanley Mid Cap Growth Strategy are:  Dennis P. Lynch, Managing Director, since 2003, David S. Cohen, Managing Director, since 2003, Sam G. Chainani, Managing Director, since 2004, Jason C. Yeung, Managing Director, since 2007, and Armistead B. Nash, Managing Director, since 2008, and Alexander T. Norton, Executive Director, since 2005.
Under the section More About the Funds – Investment Strategies, the entry regarding AZL Morgan Stanley Mid Cap Growth Fund, beginning on page 119 of the prospectus, is retitled AZL Multi-Manager Mid Cap Growth Fund – Morgan Stanley Mid Cap Growth Strategy.
Under the section Fund Management, on page 156 of the prospectus, the entry regarding AZL Morgan Stanley Mid Cap Growth Fund is retitled AZL Multi-Manager Mid Cap Growth Fund – Morgan Stanley Mid Cap Growth Strategy, and references to "the Fund" will refer to the Morgan Stanley Mid Cap Growth Strategy. In addition, the following new section will be added:
AZL Multi-Manager Mid Cap Growth Fund – JPMorgan Mid Cap Growth Strategy
The portfolio management team is led by Timothy Parton, Managing Director of JPMIM, and a CFA charterholder. Mr. Parton has worked as a portfolio manager for JPMIM or its affiliates (or their predecessors) since 1988 and has been employed with the firm since 1986.
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2.	AZL® Money Market Fund

In July 2014, the U.S. Securities and Exchange Commission adopted certain amendments to the regulations governing money market mutual funds, which will change significantly the way that certain money market funds will be required to operate. The effect of these amendments on an individual money market fund will depend on the type of investors (e.g., retail or institutional) and the principal investments of the fund. For example, "institutional" money market funds will be required to sell and redeem fund shares using a floating net asset value and may, at the discretion of the fund's board of trustees, impose fees on shareholder redemptions and temporarily suspend redemptions if the fund's weekly liquid assets fall below a certain threshold. "Retail" money market funds may impose fees and suspend redemptions, but may continue to sell and redeem shares at a constant net asset value. "Government" money market funds will be exempt from these floating net asset value and redemption fee/suspension requirements. The compliance periods for the amendments range between July 2015 and October 2016.
At its meeting on June 16, 2015, the Board of Trustees considered the likely effects of the rule changes on the AZL Money Market Fund and approved changes proposed by the Fund's Manager, Allianz Investment Management LLC, to the name and principal investment strategies of the Fund. As a result of these changes, the Fund will become a government money market fund and will be called the AZL Government Money Market Fund. As a "government" money market fund, the Fund will be permitted, subject to the revised regulations, to continue to use a stable net asset value ($1.00), and the Fund will not be required to impose fees on shareholder redemptions or to temporarily suspend redemptions in the event that the Fund's weekly liquid assets fall below a certain threshold. The Board believes that this result is in the best interests of the Fund and its shareholders.
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The changes to the Fund are expected to be fully implemented by May 1, 2016, prior to the final compliance dates for the new rules; however, it is anticipated that the Fund's subadviser, BlackRock Advisors, LLC, will begin immediately to gradually implement changes to the Fund's portfolio in order to provide the most efficient transition. As a result, it is expected that the Fund gradually will allocate a larger percentage of its assets to government securities over time until it reaches its new allocation on or about May 1, 2016. Because the yields on government securities generally may be expected to be lower than the yields on comparable non-government securities, it should be expected that the Fund's yield will decrease as more assets are invested in government securities.
As a result of these changes approved by the Board of Trustees, the following changes are expected to be made to the Fund's prospectus, effective as of the dates indicated:
Effective July 1, 2015, the Fund will no longer be subject to the requirement that it invest at least 25% of its assets in the financial services industry, and, accordingly, the following sentence, found on page 67 of the prospectus, is deleted in its entirety:
Under normal market conditions, at least 25% of the Fund's total assets will be invested in obligations of issuers in the financial services industry or in obligations, such as repurchase agreements, secured by such obligations.
Effective on or about May 1, 2016, the name of the Fund will be changed to "AZL Government Money Market Fund."
Effective on or about May 1, 2016, the section Principal Investment Strategies of the Fund, starting on page 67 of the prospectus, will be deleted in its entirety and replaced with substantially the following:
Principal Investment Strategies of the Fund
The Fund invests at least 99.5% of its total assets in cash, government securities, or repurchase agreements that are collateralized fully. The government securities in which the Fund may invest include any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, or any certificate of deposit for any of the foregoing.
Under normal circumstances, the Fund's investments include U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations. In addition, the Fund may invest in variable and floating rate instruments and when-issued and delayed delivery securities. The Fund invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less.
The securities purchased by the Fund are subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), and other rules of the U.S. Securities and Exchange Commission. The Fund will only purchase securities that present minimal credit risk as determined by BlackRock, the Fund's subadviser, pursuant to guidelines approved by the Trust's Board of Trustees.
Effective on or about May 1, 2016, it is expected that Asset-Backed Securities Risk, Foreign Risk, and Industry Sector Risk will no longer be considered Principal Risks of Investing in the Fund.

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